UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Park Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NYMT	NASDAQ	Stock Market

7.75% Series B Cumulative Redeemable Preferred Stock,	NYMTP	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

8.000% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTN	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTM	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference
6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock,	NYMTL	NASDAQ	Stock Market
par value $0.01 per share, $25.00 Liquidation Preference

Item 2.02.    Results of Operations and Financial Condition.

On August 5, 2021, New York Mortgage Trust, Inc., a Maryland corporation (the “Company”), issued a press release announcing its financial results for the three and six months ended June 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, in conjunction with the press release announcing its financial results, the Company posted supplemental financial information on the “Events & Presentations” section of its website (www.nymtrust.com). Such supplemental financial information is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2 attached hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2021, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland to reclassify and designate 6,600,000 authorized but unissued shares of the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share, as additional shares of undesignated preferred stock, $0.01 par value per share (the “Preferred Stock”), of the Company. The Articles Supplementary became effective upon filing on August 5, 2021, and upon such effectiveness, the Company was authorized to issue an aggregate of 200,000,000 shares of Preferred Stock, $0.01 par value per share, of which (i) 6,000,000 shares are classified and designated as 7.75% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share, (ii) 8,400,000 shares are classified and designated as 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share, (iii) 9,900,000 shares are classified and designated as 7.875% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share, and (iv) 5,750,000 shares are classified and designated as shares of 6.875% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, $0.01 par value per share.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles Supplementary reclassifying and designating 6,600,000 authorized but unissued shares of the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share, as additional shares of undesignated preferred stock, $0.01 par value per share, of the Company.
99.1†	Press release dated as of August 5, 2021.
99.2†	Second Quarter 2021 Supplemental Financial Information.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.
† Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: August 5, 2021	By:	/s/ Kristine R. Nario-Eng
Kristine R. Nario-Eng
Chief Financial Officer